Vanguard Money Market Reserves

Supplement Dated September 29, 2020, to the Statement of Additional Information Dated December 20, 2019

Vanguard Prime Money Market Fund has changed its name to Vanguard Cash Reserves Federal Money Market Fund.

Effective immediately, all references to Vanguard Prime Money Market Fund are replaced with Vanguard Cash Reserves Federal Money Market Fund.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 030D 092020